SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant   |X|

Filed by a Party other than the Registrant   |_|


Check the appropriate box:

|X|   Preliminary Proxy Statement


                           |_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


|_|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12



                                   SSgA FUNDS
                (Name of Registrant as Specified In Its Charter)



        (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

|_|  Fee paid previously with preliminary proxy materials.


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|_| Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3)  Filing Party:

    (4)  Date Filed:


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                                   SSgA FUNDS
                             Two International Place
                           Boston, Massachusetts 02110

                    -----------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                     OF THE SSgA TUCKERMAN ACTIVE REIT FUND
                        To be held on September 20, 1999
                    -----------------------------------------

To the Shareholders of the SSgA
 Tuckerman Active REIT Fund:

Notice is hereby given that a Special Meeting of Shareholders of the SSgA Tuckerman Active REIT Fund (the "Fund"), a series of SSgA Funds, will be held at the offices of Frank Russell Investment Management Company, 909 A Street, Tacoma, Washington, on Monday, September 20, 1999, at 11:30 a.m., local time, to consider a proposal to reclassify the Fund as a non-diversified investment company and to eliminate a fundamental Fund investment restriction regarding diversification.

Shareholders may also consider and act upon such other matters as may properly come before the Meeting or any adjournments thereof. The proposal is discussed in greater detail in the accompanying proxy statement.

The close of business on August 9, 1999, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

                                                    By Order of the Trustees,

                                                    J. David Griswold
                                                    Vice President and Secretary

Date August 20, 1999


--------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING! WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DESIRE TO VOTE IN PERSON YOU MAY REVOKE YOUR PROXY PRIOR TO THE MEETING.
--------------------------------------------------------------------------------


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

                                   SSgA FUNDS
                             Two International Place
                           Boston, Massachusetts 02110


                                 PROXY STATEMENT
                                       FOR
                       SPECIAL MEETING OF SHAREHOLDERS OF
                       THE SSgA TUCKERMAN ACTIVE REIT FUND

                        To Be Held on September 20, 1999


                 VOTING, REVOCATION AND SOLICITATION OF PROXIES

Special Meeting

This proxy statement is being furnished to the shareholders of the SSgA Tuckerman Active REIT Fund (the "Fund"), a series of SSgA Funds, a Massachusetts business trust (the "Trust"), in connection with the solicitation of proxies by and on behalf of the Trust's Board of Trustees for use at a Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the office of Frank Russell Investment Management Company, 909 A Street, Tacoma, Washington 98402, on September 20, 1999, at 11:30 a.m., local time, and any adjournments thereof. This proxy statement is first being mailed to shareholders on or about August 20, 1999.

Record Date

The Board of Trustees of the Trust has fixed the close of business on August 9, 1999 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournments thereof. Only holders of record of shares of the Fund at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting and at any adjournments thereof. At the close of business on the Record Date, there were _________ shares of the Fund issued and outstanding and entitled to vote at the Meeting.

The holder of each full share of beneficial interest of the Fund outstanding as of the close of business on the Record Date is entitled to one vote for each share held of record upon each matter properly submitted to the Meeting or any adjournments thereof for vote by shareholders of the Fund, with a proportionate vote for each fractional share.

Proxies

Shareholders of the Fund are requested to complete, date, sign and promptly return in the enclosed envelope the accompanying form of proxy. If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the proxy unless such proxy has previously been revoked. Unless instructions to the contrary are marked on the proxy, the proxy will be voted FOR the proposal described in this proxy statement and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting or any adjournments thereof. The Board of Trustees does not know of any matter to be considered at the Meeting other than the matters referred to in the Notice of Special Meeting accompanying this proxy statement.

Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person or by submitting, prior to the date of the Meeting, a written notice of revocation or a subsequently dated proxy to the following: SSgA Tuckerman Active REIT Fund, 909 A Street, Tacoma, Washington 98402, Attention: Legal Department.


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


In the event a quorum is not present at the Meeting or sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on any other matter to properly come before the Meeting prior to such adjournment if sufficient votes to approve such matters have been received and such vote is otherwise appropriate. Any adjournment of the Meeting will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy and voting. Abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be counted as shares that are present for purposes of determining the presence of a quorum and will have the effect of a vote against the proposal set forth in this proxy statement.

Solicitation of Proxies

In addition to the solicitation of proxies by mail, officers of the Trust, officers and regular employees of State Street Bank and Trust Company (the "Advisor"), the Fund's investment advisor, Frank Russell Investment Management Company, the Fund's administrator, and Russell Fund Distributors, Inc., the Fund's distributor, may also solicit proxies by telephone or telegraph or in person. The Trust may also retain a proxy solicitation firm to assist in the solicitation of proxies. The cost of retaining such a firm would depend upon the amount and types of services rendered. The Trust does not anticipate that it will retain such a firm in connection with the proxy solicitation for the Meeting. The costs of solicitation and expenses incurred in connection with preparing this proxy statement and its enclosures, including any cost of retaining a proxy solicitation firm, will be borne by the Fund. The Fund will reimburse firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares of the Fund.


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


                                    PROPOSAL
                    APPROVAL OF RECLASSIFICATION OF THE FUND
                   AS A NON-DIVERSIFIED INVESTMENT COMPANY AND
                ELIMINATION OF THE FUND'S FUNDAMENTAL INVESTMENT
                      RESTRICTION REGARDING DIVERSIFICATION

The Investment Company Act of 1940 (the "1940 Act") requires every registered management investment company to elect to be classified as either "diversified" or "non-diversified". An investment company that is diversified must comply with the following limitation (the "1940 Act Diversification Limitation") and may not change its classification to non-diversified without shareholder approval:

     At least 75% of the value of the investment company's total assets must be represented by cash and cash items, U.S. government securities, securities of other investment companies and other securities limited in respect of any one issuer of an amount not greater in value than 5% of the value of the total assets of the investment company and to not more than 10% of the outstanding voting securities of such issuer.

Currently, the Fund is classified as diversified. Consistent with the Fund's classification as diversified, the Fund has also adopted the following investment limitation, which may not be changed without shareholder approval (the "Fund Diversification Limitation", and together with the 1940 Act Diversification Limitation, the "Diversification Limitations"):

     With respect to 75% of its total assets, the Fund may not invest in securities of any one issuer (other than securities issued by the US Government, its agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets.

The Trustees have approved and are asking shareholders to approve the Fund's reclassification as a non-diversified company and the elimination of the Fund Diversification Limitation. If shareholders approve the proposal, the Fund will no longer be subject to the Diversification Limitations, which is expected to provide the Advisor with greater flexibility to (a) match the security weightings of the index currently selected as a benchmark for Fund performance by the Fund's Trustees and (b) take advantage of investment opportunities presented by the securities of a single issuer.

The Fund's investment objective is to provide income and capital growth by investing primarily in publicly traded securities of real estate companies. The Advisor attempts to meet the Fund's objective through the active selection of REIT securities, across different types and regions. In evaluating the Advisor's efforts, the Trustees have currently chosen to measure Fund performance against the Wilshire REIT Index (the "Index"). The Index is a market capitalization weighted index of publicly traded Real Estate Investment Trusts (REITs). The Index is comprised of companies whose charter is the equity ownership and operation of commercial real estate. The beginning date, January 1, 1978, was selected because it coincides with the Russell/NCREIF Property Index start date. The index is rebalanced monthly and returns are calculated on a buy and hold basis. The index has been constructed to avoid survivor basis. As a consequence, the Advisor ordinarily chooses to weight the Fund's portfolio in various issuers in a manner similar to the Index's relative weighting. The Advisor has, indicated that, under current market conditions, the limited number of eligible securities and the relative weightings observed by the Index may prevent the Fund from both (a) complying with the Diversification Limitations and (b) tracking Index weightings.

If shareholders approval the proposal, the Fund will be able to make larger investments in individual issuers than would otherwise be permissible under the Diversification Limitations. To the extent the Fund chooses to give greater weight to securities of any single issuer, developments affecting that issuer are likely to have a greater impact on the Fund's share price. Similarly, to the extent the Fund chooses to invest in fewer issuers, the Fund's ability to achieve its investment objective will depend on investment performance of a relatively smaller group of issuers.

Should shareholders approve the proposal, the Trustees intend to adopt a non-fundamental restriction requiring that the aggregate amount invested by the Fund in the securities of any five issuers may not exceed 40% of the Fund's total assets. This non-fundamental restriction may be changed by the Trustees without shareholder approval. The Fund also will continue to be subject to the diversification tests related to its tax status as a regulated investment company under the Internal Revenue Code. These tests require, in substance, that on the last day of each quarter of the Fund's taxable year (a) no single issuer's securities exceed 25% of the value of the Fund's assets and (b) with respect to 50% of its total assets, no single issuer's securities exceed 5% of the total value of the Fund's assets. Compliance with these tax related diversification requirements may hamper the Fund's ability to track Index weightings.

Conclusion. The Board of Trustees has concluded that the Fund's reclassification as a non-diversified company, elimination of the Fund Diversification Limitation and adoption of the proposed non-fundamental restriction is in the best interests of the Fund and its shareholders. If the proposal is approved, shareholders will receive notice of the implementation of the revised diversification restriction which is currently anticipated to take effect with the Fund's annual update of its prospectus and statement of additional information currently scheduled for year-end 1999. If shareholders do not approve the proposal, the Fund will remain a diversified company and will continue to observe the Diversification Limitations.

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR THE PROPOSAL.

Required Vote

To be approved, the Proposal must receive the affirmative vote of "a majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act. Under the 1940 Act, a vote of a majority of the outstanding voting securities of the Fund means the lesser of: (1) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares of the Fund represented at the Meeting if more than 50% of the outstanding shares of the Fund are present at the Meeting or represented by proxy.

                             ADDITIONAL INFORMATION

As of August 9, 1999, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the shares of the Fund outstanding on such date. As of July 15, 1999, the following shareholders were known to the Trust to be the beneficial owner of more than five percent of the issued and outstanding shares of the Fund:___________________________.

                       NO ANNUAL MEETINGS OF SHAREHOLDERS

Under the Trust's First Amended and Restated Master Trust Agreement, as amended (the "Master Trust Agreement"), no annual or special meetings of shareholders are required. Therefore, there will ordinarily be no shareholder meetings unless required by the 1940 Act. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 909 A Street, Tacoma, Washington 98402. Shareholder proposals should be received in a reasonable time before the solicitation is made.

Under the Master Trust Agreement, any Trustee may be removed with or without cause at any time: (i) by written instrument signed by at least two-thirds of the number of Trustees in office immediately prior to such removal, specifying the date upon which such removal shall become effective; or (ii) by vote of shareholders holding not less than two-thirds of the shares then outstanding, cast in person or by proxy at any meeting called for the purpose; or (iii) by a written declaration signed by shareholders holding not less than two-thirds of the shares then outstanding, filed with the Trust's custodian. Holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more Trustees.

In addition, if 10 or more shareholders who have been shareholders for at least six months and who hold in the aggregate either shares with a net asset value of at least $25,000 or at least 1% of the outstanding shares of the Trust, whichever is less, inform the Trustees in writing that they wish to communicate with other shareholders, the Trustees will either give such shareholders access to the shareholder list or offer to forward materials to shareholders on their behalf at a stated cost. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with any order entered by the Commission and the requirements of the 1940 Act and the Securities Exchange Act of 1934.


                    OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

                                                      By Order of the Trustees,



                                                      J. David Griswold
                                                      Secretary

Date: August 20, 1999


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


SSgA TUCKERMAN ACTIVE REIT FUND
A SERIES OF SSgA FUNDS
Two  International  Place
Boston, Massachusetts 02110

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Mark E. Swanson and J. David Griswold, and each and either one of them, proxies with full power of substitution, and authorizes each of them to represent and vote all shares of the SSgA Tuckerman Active REIT Fund (the "Fund"), a series of SSgA Funds, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders of the Fund to be held at the office of Frank Russell Investment Management Company, 909 A Street, Tacoma, Washington 98402 on September 20, 1999, at 11:30 a.m. local time, and at any adjournments thereof.

The Board of Trustees recommends a vote FOR the following proposal:

     That the Fund be reclassified as a non-diversified  investment  company and
     the  following  fundamental   restriction   regarding   diversification  be
     eliminated:

     "With respect to 75% of its total assets, the Fund may not invest in securities of any one issuer (other than securities issued by the US Government, its agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets."

When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSAL. This proxy will be voted in the discretion of the persons named as proxies above as to any other matters that may properly come before the meeting or any adjournments thereof. A shareholder wishing to vote in accordance with the Board of Trustees' recommendations need only sign and date this proxy and return it in the enclosed envelope.

PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION. Please separate and place the bottom portion of the proxy in the enclosed return envelope. Place the proxy so that the return address, located on the reverse side of the proxy, appears through the window of the envelope.

SSgA Tuckerman Active REIT Fund
Record Date Shares

                            PROXY VOTING MAIL-IN STUB

                                                          PROPOSAL 1

                                                    FOR                AGAINST
ABSTAIN



Dated:  _________________, 1999

_______________________________

_______________________________
Signature(s) of Shareholder(s)


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